BOCA RATON, Fla.—November 9, 2004 – Airspan Networks Inc. (Nasdaq: AIRN) today announced that it has sold 834,560 shares of its Common Stock in accordance with a prospectus it filed with the Securities and Exchange Commission (“SEC”) on October 12, 2004. The shares were being held as treasury stock, having originally been acquired under a share buy back program implemented by the Company in 2002.

Using Oppenheimer & Co. Inc, whom the Company had engaged to serve as its exclusive solicitation agent for the sale, the Company sold the shares through a series of block trades to a group of institutional investors.

Commenting on the transaction, Eric Stonestrom, Airspan’s president and chief executive officer said: “We are very pleased with the speed with which Oppenheimer was able to execute the trades, which we believe is a reflection of the high level of confidence held by our institutional investors in the Company’s future.”

As previously announced in its SEC filings, the Company expects to use the net proceeds from the sale of the Common Stock primarily for additional working capital and other general corporate purposes, including capital expenditures.

About Airspan Networks Inc.

Airspan Networks provides wireless voice and data systems and solutions, including Voice Over IP (VoIP), to both licensed and unlicensed operators around the world in frequency bands between 700 MHz and 6 GHz, including both PCS and 3.5GHz international bands. Airspan has a strong product evolution roadmap that includes offerings compliant with the new 802.16-2004 standard, and with built-in 802.16e capability. Airspan is on the Board and a founder member of the WiMAX Forum. The Company has deployments with more than 200 operators in more than 70 countries. Airspan’s systems are based on radio technology that delivers excellent area coverage, high security and resistance to fading. Airspan’s systems can be deployed rapidly and cost effectively, providing an attractive alternative to traditional wired communications networks. Airspan also offers radio planning, network installation, integration, training and support services to facilitate the deployment and operation of its systems. Airspan is headquartered in Boca Raton, Florida with its main operations center in Uxbridge, United Kingdom.

More information on Airspan can be found at http://www.airspan.com

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, including statements regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, may be deemed to be forward-looking statements. The words “targets”, “anticipates,” “believes,” “estimates,”

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“expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions or negative variations thereof are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Investors and others are therefore cautioned that a variety of factors, including certain risks, may affect our business and cause actual results to differ materially from those set forth in the forward-looking statements. These risk factors include, without limitation, (i) a slowdown of expenditures by communication service providers; (ii) increased competition from alternative communication systems; (iii) the failure of our existing or prospective customers to purchase products as projected; (iv) our inability to successfully implement cost reduction or containment programs; (v) a loss of any of our key customers; (vi) our ability to retain Axtel, Mexico, as our largest customer; and (vii) our ability to continue to sell the Proximity inventory on terms and conditions comparable to those currently utilized. The Company is also subject to the risks and uncertainties described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003. You should read those factors as being applicable to all related forward-looking statements wherever they appear in this press release. We do not assume any obligation to update any forward-looking statements.

For Investment and Media Inquiries, contact:

Peter Aronstam

Senior Vice President & Chief Financial Officer

Airspan Networks, Inc.

Tel: +1 561 893-8682

Fax: +1 561 893-8681

Email: paronstam@airspan.com